Oppenheimer Holdings Inc. Third Quarter 2019 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019 (the “2018 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on October 25, 2019 (“2019 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2018 10-K, the 2019 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Table of Contents I. Company Overview II. Business Unit Update  Wealth Management  Capital Markets III. Financial Overview IV. Summary 3

I. Company Overview 4

Business Overview Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 9/30/19) $737.5million $27.5 million Listed NYSE Ticker: OPY Revenue for YTD 9-30-19 Net Income for YTD 9-30-19 Shareholders’ Equity ($mm): $566.6 Market Cap ($mm): $383.5 Book Value per Share: $44.27 Tangible Book Value per Share: $30.99 Share Price: $30.06 TTM 9-30-19 Revenue ($mm): $980.8 Employees: 2,974 Europe Middle East Asia # of Financial Advisors: 1,043 Beijing Shanghai Hong Kong Retail Branches in the US: 94 . London, UK . Client Assets under Administration ($bn): $87.6 Tel Aviv, Israel . Hong Kong, . Geneva, China Switzerland Assets Under Management ($bn): $30.2 . St. Helier, Isle of Jersey . Frankfurt, Germany 5

II. Business Unit Update 6

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities RETAIL SERVICES ADVISORY SERVICES ALTERNATIVE INVESTMENTS – Full-Service Brokerage – Investment Policy Design & – Hedge Funds and Fund-of-Funds – Private Equity – Financial Planning, Retirement Services, Implementation – Private Market Opportunity (Qualified Corporate & Executive Services, and – Asset Allocation & Portfolio Construction Investors only) recently launched to source Trust Services – Research, Diligence & Manager Selection investments across the private markets – Margin & Securities Lending – Portfolio Monitoring & Reporting continuum Wealth Management Revenue ($mm) Pre-Tax Income and Pre-Tax Margin ($mm) Key Business Metrics 1,043 $87.6bn $30.2bn $84.0mm Financial Advisors Assets under Assets under Client Assets Per Administration Management Financial Advisor At 9/30/19 At 9/30/19 At 9/30/19 At 9/30/19 * Wealth Management includes both Private Client and Asset Management business segments. 7

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions INSTITUTIONAL EQUITIES INVESTMENT BANKING FIXED INCOME – Sales and Trading – Mergers & Acquisitions – Taxable Fixed Income – Equity Research – Equity Capital Markets – Non-Taxable Fixed Income • 37 senior research analysts covering – Debt Capital Markets – Public Finance 550+ companies – Restructuring & Special Situations – Corporate Access (Conferences & NDRs) Capital Markets Revenue ($mm) Capital Markets Revenue Breakdown TTM 9-30-19 $281.7mm $74.3 26% Institutional Equities $124.6 44% Fixed Income $82.8 30% Investment Banking Investment Banking Focus Industries Healthcare Technology Consumer Transportation & Finance & Real Energy & Retail Logistics Estate 8

Select 3Q-19 Investment Banking Transactions $1,160,000,000 $603,750,000 $350,000,000 $258,750,016 Technology Technology Healthcare Healthcare IPO IPO Convertible Senior Notes Follow-On Co-Manager Co-Manager Co-Manager Lead Manager September 2019 September 2019 September 2019 August 2019 $845,000,000 $14,030,000 Undisclosed $374,325,000 Healthcare Rental Services Rental Services Technology Confidentially Marketed Public Senior Notes Sale of Tank Division IPO Offering Co-Manager Exclusive M&A Advisor Co-Manager Sole Bookrunner August 2019 July 2019 July 2019 July 2019 9

III. Financial Overview 10

Summary Operating Results: 3Q-19 (Unaudited)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**9-30-19**	**9-30-18**	**% Change**
Commissions	$ 78,627	$ 79,678	(1.3)
Advisory fees	80,887	78,154	3.5
Investment banking	21,798	28,328	(23.1)
Bank deposit sweep income	28,894	30,053	(3.9)
Interest	12,344	13,403	(7.9)
Principal transactions, net	7,606	(16)	*
Other	4,637	8,214	(43.5)
Total Revenue	234,793	237,814	(1.3)
EXPENSES			
Compensation and related expenses	151,284	152,846	(1.0)
Non-Compensation related expenses	77,013	77,814	(1.0)
Total Expenses	228,297	230,660	(1.0)
Pre-tax Income	6,496	7,154	(9.2)
Net income	$ 3,949	$ 5,071	(22.1)
Basic net income per share	$ 0.31	$ 0.38	(18.4)%
Diluted net income per share	$ 0.29	$ 0.36	(19.4)%

Highlights

- Advisory fees higher due to higher assets under management at 6/30/19 compared to 6/30/18
- Investment banking fees lower due to fewer lead-managed equity transactions partially offset by higher M&A advisory fees
- Lower short-term interest rates negatively impacted bank deposit sweep income
- Other revenue decrease primarily due to decreases in cash surrender value of Company-owned life insurance
- Legal and regulatory costs declined by approximately 73%
- Compensation as a percentage of revenue was 64.4% in 3Q-19 compared to 64.3% in 3Q-18

* Percentage not meaningful.

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Summary Operating Results: YTD 9/30/19 (Unaudited) ($000’s) For the 9-Months Ended Highlights REVENUE 9-30-19 9-30-18 % Change (2.8) Commissions $ 238,932 $ 245,935 . Year-to-date revenues up over 3% Advisory fees 235,241 232,972 1.0 . Retail transaction-based revenues Investment banking 81,847 84,442 (3.1) continue to decline due to lower Bank deposit sweep income 94,692 84,203 12.5 client activity Interest 38,621 38,686 (0.2) . Investment banking revenue Principal transactions, net 22,089 9,110 142.5 decrease due to lower equities Other 26,076 19,552 33.4 underwriting revenue partially offset by higher M&A advisory fees Total Revenue 737,498 714,900 3.2 . Bank deposit sweep income increase due to higher short-term EXPENSES interest rates over the comparable Compensation and related expenses 467,422 457,821 2.1 period Non-Compensation related expenses 230,137 227,787 1.0 . Other revenue increase primarily Total Expenses 697,559 685,608 1.7 due to increases in cash surrender Pre-tax Income 39,939 29,292 36.3 value of Company-owned life insurance Net income $ 27,518 $ 20,631 33.4 . Compensation as a percentage of Basic net income per share $ 2.13 $ 1.56 +36.5% revenue was 63.4% YTD 9/30/19 compared to 64.0% YTD 9/30/18 Diluted net income per share $ 1.99 $ 1.47 +35.4% 12

Select Financial Measures Net Income ($mm) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity 13

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital As of September 30, 2019 ($ in thousands) . The Company redeemed $50 million (25%) of its 6.75% Senior Secured Notes due 2022 ("Notes") on August 25, 2019 plus Total Assets: $2,203,488 accrued and unpaid interest and incurred $1.9 million in costs associated with paying the associated Call Premium ($1.7 million) Stockholders’ Equity: $566,627 and the write-off of debt issuance costs ($0.2 million) during the Long-Term Debt: $150,000 third quarter of 2019 . For the YTD September 30th, 2019, the Company bought back a Total Capitalization: $716,627 total of 323,249 shares for $8.4 million (average price of $25.99 per share) Historical Book & Tangible Book Value per Share ($) Debt to Equity Ratio: 26.5% Gross Leverage Ratio(1): 3.9x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $230,815 Year Regulatory Excess Net Capital: $214,818 (1) Total Assets divided by Total Stockholders’ Equity. 14

Historical Financial Ratios Consolidated Adjusted EBITDA ($mm) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 6.3x 15

IV. Summary 16

In Summary… . Firm’s operating results have significantly improved over the last few years . Business model is low risk and well diversified with low leverage . Building momentum in investment banking business . Increasing shift from transaction-based business to fee-based business . Declining interest rate environment will present challenges . Investing in technology to enhance compliance efforts and to support business initiatives . Conservative balance sheet . Reduced leverage as a result of additional liquidity . Reviewing prospects of independent wealth management channel . ARS portfolio significantly reduced by tender offers and redemptions . Lower legal and regulatory costs 17

For more information contact Investor Relations at info@opco.com 2794171.1